Exhibit 99.1

55 Water Street New York, NY 10041 www.spglobal.com Press Release For Immediate Release

S&P Global Announces Redemption of Its Outstanding 5.000% Senior Notes due 2022, 4.750%

Senior Notes due 2025 and 4.000% Senior Notes due 2025

NEW YORK, March 21, 2022 – S&P Global (NYSE: SPGI) (the “Company”) announced today that it has delivered a notice of full redemption (the “Notice”) to the trustee of the Company’s 5.000% Senior Notes due 2022 (the “2022 Notes”) (CUSIP Nos. 78409VAT1 and U75091AF2 and ISINs US78409VAT17 and USU75091AF24), 4.750% Senior Notes due 2025 (the “4.750% 2025 Notes”) (CUSIP Nos. 78409VAW4 and U75091AJ4 and ISINs US78409VAW46 and USU75091AJ46) and 4.000% Senior Notes due 2025 (the “4.000% 2025 Notes” and, collectively with the 2022 Notes and the 4.750% 2025 Notes, the “Notes”) (CUSIP Nos. 78409VAD6, 78409VAC8, and U75091AA3 and ISINs US78409VAD64, US78409VAC81 and USU75091AA37).

The Notice calls for the redemption of all of the outstanding Notes (the “Redemption”) on April 20, 2022 (the “Redemption Date”). The redemption price for each series of the Notes will be equal to the outstanding principal amount on the Redemption Date of such series of the Notes plus a make-whole premium determined in accordance with the terms of such series of the Notes, plus accrued and unpaid interest thereon, to, but excluding, the applicable Redemption Date.

As of March 21, 2022, $52,054,000 aggregate principal amount of the 2022 Notes, $246,981,000 aggregate principal amount of the 4.750% 2025 Notes and $286,674,000 aggregate principal amount of the 4.000% 2025 Notes was outstanding, following the Company’s previously announced cash tender offer for any and all of its outstanding $734,098,000 aggregate principal amount of 2022 Notes, $795,818,000 aggregate principal amount of 4.750% 2025 Notes and $700,000,000 aggregate principal amount of 4.000% 2025 Notes, in each case, made pursuant to an Offer to Purchase dated March 4, 2022 (the “Offer to Purchase”). On March 21, 2022, following the expiration of the Early Tender Time (as defined in the Offer to Purchase), the Company accepted for purchase and settled Notes in an aggregate principal amount of approximately $1.6 billion.

This press release shall not constitute a notice of redemption of the Notes. Information concerning the terms and conditions of the Redemption is described in the notices distributed to holders of the Notes by the trustee under the indenture governing the Notes. This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

About S&P Global

S&P Global (NYSE: SPGI) provides essential intelligence. We enable governments, businesses and individuals with the right data, expertise and connected technology so that they can make decisions with conviction. From helping our customers assess new investments to guiding them through ESG and energy transition across supply chains, we unlock new opportunities, solve challenges and accelerate progress for the world.

We are widely sought after by many of the world’s leading organizations to provide credit ratings, benchmarks, analytics and workflow solutions in the global capital, commodity and automotive markets. With every one of our offerings, we help the world’s leading organizations plan for tomorrow, today.

Contact:

Investor Relations:

Mark Grant

Senior Vice President, Investor Relations

Tel: + 1 347 640 1521

mark.grant@spglobal.com

Media:

Ola Fadahunsi

Tel: +1 332-210-9935

ola.fadahunsi@spglobal.com

Christopher Krantz

+44 7976 632 638

christopher.krantz@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which the Company operates and beliefs of and assumptions made by the Company’s management, involve uncertainties that could significantly affect the financial or operating results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. For example, management may use forward-looking statements when addressing topics such as the outcome of the Redemption.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) uncertainty relating to the impact of the integration of the businesses of the Company and IHS Markit Ltd. (“IHS Markit”), including potential adverse reactions or changes to business relationships resulting from the integration and increased cyber risks during the integration; (ii)

the ability of the Company to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iii) the ability of the Company to implement its plans, forecasts and other expectations, including with respect to IHS Markit’s business and to realize expected synergies; (iv) business disruption following the transaction with IHS Markit; (v) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., COVID-19 and its variants (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vi) the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (vii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (viii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (ix) changes in debt and equity markets, including credit quality and spreads; (x) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xi) changes in financial markets, capital, credit and commodities markets and interest rates; (xii) the possibility that the integration of IHS Markit may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xiv) the outcome of the Redemption; and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, the Company disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.